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                                        HIGHLANDS PARK ASSOCIATES
                                        C/O BAKER-DENNARD CO.
                                        PLAZA SQUARE NORTH
                                        SUITE 450
                                        4360 CHAMBLEE-DUNWOODY ROAD
                                        ATLANTA, GEORGIA  30341

                            HIGHLANDS PARK ASSOCIATES
                                 LEASE AGREEMENT

     THIS LEASE, made this 15 day of September, 1997, by and between HIGHLANDS PARK ASSOCIATES, a Georgia general partnership (hereafter called "Landlord"), and Ben-Abraham Technologies, Inc. (a Wyoming Corporation) (hereinafter called "Tenant");

                                   WITNESSETH:

PREMISES

     1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit:

Approximately 11,840 square feet of rentable space in a multi tenant business park building,

and being known as 4600-A & B Highlands Parkway, Smyrna, Georgia 30082. No easement for light or air is included in the Premises.

     Except as otherwise provided in any Special Stipulations attached to this Lease, Tenant accepts the Premises in their present condition "AS IS" and as suited for the purposes intended by Tenant.

TERM

     2. Tenant shall have and hold the Premises for a term beginning on the 1 day of November, 1997, and ending on the 31 day of October, 2003, at midnight, unless sooner terminated as hereinafter provided.

RENT

     3. (a) Tenant agrees to pay to Landlord at the address set forth above, without demand, deduction or set off, annual rent of $55,056.00 payable in equal monthly installments of $4,588.00 in advance on the first day of each calendar month during the term hereof ("Minimum Base Rent"). Upon execution of this Lease, Tenant shall pay to Landlord the first full month's rent due hereunder. Monthly Minimum Base Rent for any period during the term hereof which is



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for less than one month shall be a pro-rated portion of the monthly installment due. Tenant shall pay a monthly installment of Minimum Base Rent to Landlord in the amount provided herein (as such amount may be increased from time to time pursuant to Section 3(b) below).

     (b) Upon each Lease Anniversary (as hereinafter defined) the amount of each monthly installment of Minimum Base Rent which shall be due from Tenant to Landlord on such Lease Anniversary and on the first day of each succeeding calendar month (prior to the next Lease Anniversary) shall increase by three and one-half percent (3.5%). For purposes of this Section 3, the term "Lease Anniversary" shall refer to the anniversary during each year of the term of this Lease of the first day of the calendar month during which the Lease hereunder commenced.

LATE CHARGES

     4. If Landlord fails to receive any monthly installment of Minimum Base Rent within ten (10) days after it becomes due, Tenant shall pay Landlord, as additional rental, a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

SECURITY DEPOSIT

     5. Tenant shall deposit with Landlord upon execution of this Lease $9,176.00 as a security deposit which shall be held by Landlord, without liability to Tenant for any interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease of Tenant. If any of the rents or other charges or sums payable by Tenant to Landlord shall be over-due and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of Minimum Base Rent, additional rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.

UTILITY BILLS

     6. Tenant shall pay all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light and heat bills for the Premises and Tenant shall pay all charges for garbage collection or other sanitary services. If water and sewer service for the Premises is provided through a meter which measures water provided to users in addition to Tenant, Tenant shall pay


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its pro-rated share of such charges (as such amount shall be determined by
Landlord) together with its monthly installment of Minimum Base Rent. If Tenant does not pay any of the same, Landlord may pay the same and such payment shall be added to the rental of the Premises as additional rent which shall become due and payable at the time the next monthly installment of Minimum Base Rent is due and payable.

USE OF PREMISES

     7. The Premises shall be used for office/warehouse/ and laboratory research & development purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises.

ABANDONMENT OF THE PREMISES

     8. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof.

COMMON AREA MAINTENANCE CHARGE ("CAM")

     9. Landlord shall maintain the grounds surrounding the building in which the Premises are located, including the mowing of grass, care of shrubs and general landscaping and shall keep the parking areas, driveways and alleys clean and in good repair (including resealing and restriping from time to time). Notwithstanding the above, Tenant shall be responsible for keeping all exterior areas free of trash, scraps, or any materials and products pertaining to Tenant's business. Tenant shall pay to Landlord, on a monthly basis as additional rent, Tenant's pro rata share of the costs of illuminating the common area and of maintaining the same. Landlord shall notify Tenant of the amount of Tenant's pro rata share of such costs which shall be due from Tenant as additional monthly rent, as herein provided. After the calendar year in which the term of this Lease commences, the amount of such monthly payment which shall be due from Tenant shall not change more frequently than once each calendar year. This additional rent shall be paid in the same manner as Minimum Base Rent required in Section 3 herein and any default in such payment shall be treated in the same manner as a default in the payment of rent hereunder. The amount of the monthly payment required to be made by Tenant pursuant to this Section 9 during the calendar year in which the term of this Lease commences is $217. 07.

TAX AND INSURANCE ESCALATION

     10. Tenant shall pay upon demand as additional rent during the term of this Lease, and any extension or renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 1997. In the event the Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the rentable floor area of the entire property


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assessed.  If the final year of the Lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's installment of Minimum Base Rent and additional rent then due, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease Year. Tenant shall further pay, upon demand, its pro rata share of the excess cost of fire and extended coverage insurance including any and all public liability insurance over the cost for the first year of the Lease term for each subsequent year during the term of this Lease. Tenant's pro rata portion of increased taxes or share of excess cost of fire and extended coverage and public liability insurance, as provided herein, shall be payable within fifteen (15) days after receipt of notice from Landlord or Agent as to the amount due.

INDEMNITY; INSURANCE

     11. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during all times of this Lease and any extension or renewal thereof, and at Tenant's sole cost and expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000 per person and $1,000,000.00 per accident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph 11, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive their respective rights of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY LANDLORD

     12. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its agents, employees or invitees. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair, and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reasons of such conditions. Landlord shall be under no obligation to inspect the Premises.


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REPAIRS BY TENANT

     13. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including heating and air conditioning equipment and all exterior signage located on the building forming a part of the Premises, except only for those repairs expressly required to be made by Landlord hereunder. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. Prior to November 1, 1997, Landlord shall supply Tenant with a letter from Wellborn & Co., Heating & Air Contractors, stating that the existing HVAC systems are in proper working condition.

ALTERATIONS

     14. Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent. Tenant shall promptly remove any alterations, improvements constructed in violation of this Section 14 upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of this Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES

     15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which Tenant has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES

     16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and Minimum Base Rent and additional rent owed for CAM, taxes, insurance and other charges in accordance with this Lease (collectively, "Rent") shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, Rent shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore


                                        5
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Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS

     17. Tenant agrees, at his own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's use and occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's use and occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant, whoever is obligated to comply with such requirements hereunder, may terminate this Lease by giving written notice of termination to the other party by registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by the party giving such notice unless the party receiving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's Minimum Base Rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

     18. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purpose, then in either of said events, the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and Rent shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 18, without deduction therefrom for any estate vested in Tenant by this Lease, if any, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim against the condemning authority, to the extent required by law, for the value of Tenant's movable trade fixtures, machinery, moving expenses and loss of business or business interruption, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided.

ASSIGNMENT AND SUBLETTING

     19. Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest hereunder (by operation of law or otherwise), or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Consent by Landlord to any assignment or sublease shall not destroy this provision, and all subsequent assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of


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Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder.

EVENTS OF DEFAULT

     20. (a) The occurrence of any of the following events shall be constitute an "Event of Default" of Tenant under this Lease:

               (i) If Tenant fails to pay Minimum Base Rent or any additional rent hereunder as and when such rent become due and such failure shall continue for more than fourteen (14) days after receipt of written notice from Landlord of such failure;

               (ii) If Tenant fails to pay Minimum Base Rent or any additional rent as required by this Lease on time more than four times in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period;

               (iii)  If the Premises become vacant, deserted or abandoned;

               (iv) If Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge, bond such lien or post security with Landlord acceptable to Landlord within thirty (30) days after receipt by Tenant of written notice thereof;

               (v) If Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant notice of such failure;

               (vi) If any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar laws or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

               (vii) If Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment of the benefit of creditors;

               (viii) If a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty (60) days following the date of such appointment; or

               (ix) If Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after the Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not promptly commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.


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          (b)  Upon the occurrence of any one or more Events of Default,
Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 20):

               (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

               (ii) Terminate this Lease as provided in Section 20(b)(i) hereof and recover from Tenant all damages Landlord may incur by reasons of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the value of the excess, if any, of (1) Minimum Base Rent, additional rent provided for in this Lease and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the expiration date had this Lease not been terminated, over (2) the aggregate reasonable rental value of the Premises for the period commencing with the day following the date of such termination and ending with the expiration date had this Lease not been terminated, plus (3) the costs of recovering possession of the Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees, plus (4) unpaid Minimum Base Rent and additional rent as provided for in this Lease earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Premises, all of which excess sums shall be deemed immediately due and payable; PROVIDED, HOWEVER, that such payments shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. The excess, if any, of subparagraph (ii)(l) over subparagraph (ii)(2) herein shall be discounted to present value at an annual rate of ten percent (10%). In determining the aggregate reasonable rental value pursuant to subparagraph
(ii)(2) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Premises are located,
(c) the likelihood of reletting the Premises for a period of time equal to the remainder of the Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Premises are located, (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

               (iii) Without terminating this Lease, Landlord may, in its own name but as agent for Tenant, enter into and upon and take possession of the Premises or any part thereof. Any property remaining in the Premises may be removed and stored in a warehouse or elsewhere


                                        8
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at the cost of, and for the account of Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Premises or any portion thereof as the agent of Tenant upon such term and conditions as Landlord may deem necessary or desirable in order to relet the Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default provided same has not been cured; or

               (iv) Without terminating this Lease, and with or without notice to Tenant, Landlord may enter into and upon the Premises and without being liable for prosecution or any claim for damages thereof, maintain the Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

               (v) Without liability to Tenant or any other party, and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor utilities or other service, wherever Landlord is obligated to furnish or render the same, as long as Tenant is in default under this Lease; or

               (vi) With or without terminating this Lease, allow the Premises to remain unoccupied and collect rent from Tenant as it comes due; or provided however, Landlord must act in a commercially reasonable manner.

               (vii) Pursue such other remedies as are available at law or equity.

          (c) If this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

          (d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry or judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings of the recovery of such sum or sums so omitted.


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


          (e) No agreements to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Minimum Base Rent or additional rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

          (f) If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorney's fees, court costs and expenses actually incurred.

          (g) Landlord shall not be considered to be under any duty by reason of any provision herein to take any action to mitigate damages by reason of Tenant's default. Tenant acknowledges that the Premises are to be used for commercial purposes and Tenant expressly waives the protections and rights set forth in the Official Code of Georgia Annotated Sections 44-7-31 and 44-7-32.

LENDER'S RIGHTS

     21.  (a)  For purposes of this Lease:

               (i) "Lender" as used herein means the current holder of a Mortgage;

               (ii) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trusts or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Premises, and any amendments, modification, extension or renewal thereof.

          (b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage.

          (c) Tenant shall, in confirmation of the subordination set forth in subsection (b) immediately above and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary upon demand, at any time or times, execute acknowledge, and deliver to Landlord or Lender any and all instruments requested by either of them to evidence such subordination, and to verify the status of this Lease and the existence of any default by either party hereto.

LANDLORD'S RIGHT OF ENTRY

     22. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter upon the Premises at all reasonable times for the purposes of inspecting the Premises and Tenant's compliance with this Lease, and making any necessary repairs thereto or to Landlord's adjoining property; provided that, except in the case of any emergency, Landlord shall give Tenant reasonable prior written notice of Landlord's intended entry upon the Premises. Landlord may card the Premises "For Rent" or "For Sale" sixty (60) days before the termination of this Lease. Landlord also shall have the right to enter the Premises at all reasonable times to exhibit the Premises to any prospective purchaser, mortgagee or tenant thereof.

QUIET ENJOYMENT

     23. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

NO ESTATE IN LAND

     24. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except with Landlord's consent.

HOLDING OVER

     25. If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at the Minimum Base Rent rate which is in effect at end of this Lease (subject to applicable annual increases) and there shall be no renewal of this Lease by operation of Law. If Tenant remains in possession of the Premises after the expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly Minimum Base Rent payable under Section 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the premises, be twice the monthly Minimum Base Rent otherwise payable under Section 3 above. Any payments of additional rent shall continue to be made in accordance with this Lease irrespective of Tenant's status as a tenant at will or tenant at sufferance.

LANDLORD LIABILITY

     26. No owner of the Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Premises, except for obligations which may have theretofore accrued. Neither Landlord nor any officer, director, shareholder, partner or principal of Landlord, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. In the event Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of

Landlord in the office/warehouse development of which the Premises are a part for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the office/warehouse development of which the Premises are a part.

RELOCATION

     27. In the event that the total number of square feet of leasable space contained within the Premises is less than 6,001 square feet, then upon sixty
(60) days advance written notice from Landlord to Tenant, Tenant agrees to relocate to other space in the office/warehouse development of which the Premises are a part designated by Landlord (the "New Space") provided: (i) the New Space is at least of equal size and similar configuration to the Premises;
(ii) Landlord shall pay all reasonable out-of-pocket expenses in moving Tenant, its property and equipment into the New Space; and (iii) Landlord shall, at its sole cost, renovate or alter the New Space to conform substantially with the Premises. If Landlord moves Tenant to the New Space, every term and condition of this Lease shall remain in full force and effect, and the New Space shall thereafter be deemed to be the Premises as though Tenant had entered into an express written amendment to this Lease with respect thereto.

RIGHTS CUMULATIVE; WAIVER OF RIGHTS

     28. All rights, powers and privileges conferred upon Landlord herein shall be cumulative and not restrictive to those given by law. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand strict compliance with the terms hereof.

AGENCY DISCLOSURE

     29. Landlord and Tenant hereby acknowledge that KING INDUSTRIAL REALTY, INC. ("Procuring Agent") has acted as an agent for Tenant and COLLIERS CAUBLE & COMPANY ("Listing Agent") has acted as an agent for Landlord (Procuring Agent and Listing Agent sometimes hereinafter being referred to collectively as "Agents") in this transaction. Procuring Agent will be paid a real estate commission by Landlord in accordance with Section 30 below. Listing Agent will be paid a real estate commission in accordance with a separate agreement with the Landlord. Neither Landlord nor Tenant has engaged any brokers or agents who would be entitled to any commission or fee based on the execution of the Lease, other than Agents set forth in this Section 29. Landlord and Tenant hereby indemnify each other against and from any claims for any brokerage commissions or similar fees (except those payable to Agents above) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

PROCURING AGENT'S COMMISSION

     30. Landlord agrees to pay to Procuring Agent compensation for services rendered in procuring this Lease, the first month's installment of Minimum Base Rent hereunder and, in addition thereto, five percent (5%) of all payments of Minimum Base Rent thereafter paid by Tenant under this Lease. Landlord, with consent of Tenant, hereby assigns to Procuring Agent the first month's installment of Minimum Base Rent hereunder and five percent (5%) of all payments of Minimum Base Rent paid under this Lease. Landlord agrees if this Lease is extended, or if a new lease is entered into between Landlord and Tenant covering the Premises, or any part thereof, and provided that Tenant has authorized Procuring Agent to represent Tenant in connection with the negotiation of such extension or new lease, then Landlord agrees to pay the Procuring Agent five percent (5%) of all Minimum Base Rent installments paid to Landlord by Tenant under such extension or new lease. In no event shall Landlord be liable for the payment of any compensation to any one or more procuring agents or procuring brokers in connection with any extension of this Lease or any new lease covering the Premises in excess of five percent (5%) of the Minimum Base Rent Installments which shall be paid to Landlord by Tenant under such extension or new lease. CASH OUT OPTION: The Procuring Agent agrees that, provided Landlord has paid to Procuring Agent the first month's installment, Landlord at any time during this Lease may at its sole discretion make a one-time payment to the Procuring Agent of four percent (4%) of the remaining aggregate Minimum Base Rent installments accruing to Landlord under this Lease ("cash-out commission") as full satisfaction of Landlord's obligation to the Procuring Agent under this Lease; provided, however, that if this Lease is extended, or if a new lease is entered into between Landlord and Tenant covering the Premises subsequent to the date as of which the amount of such cash-out commission shall have been computed, then, Landlord, in consideration of the Procuring Agent having procured Tenant hereunder, agrees to pay the Procuring Agent two percent (2%) of the aggregate Minimum Base Rent installments accruing to Landlord under such extension or new lease. In no event will the cash-out commission be calculated on Minimum Base Rent accruing to Landlord after Tenant's tenth year of occupancy of the Premises.

     Agents each agree that, in the event Landlord sells the Premises, and upon Landlord's furnishing Agents with an agreement signed by Purchaser assuming Landlord's obligations to Agents under this Lease and under Landlord's separate agreement with the Listing Agent, Agents will release original Landlord from any further obligations to Agents hereunder. Agents are parties to this Lease solely for the purpose of enforcing their respective rights under this Section 30 and it is understood by all parties hereto that Listing Agent is acting solely in the capacity as agent for Landlord, to whom Tenant must look as regards all covenants, agreements, and warranties herein contained, and Procuring Agent is acting solely as agent for Tenant in finding the Premises for Tenant's particular leasing needs, and that Agents shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease. Voluntary cancellation of this Lease shall not nullify Agents' right to collect the commission due for the remaining term of this Lease. All commission calculations described herein shall apply to Minimum Base Rent under this Lease and not to additional rent.

ENVIRONMENTAL MATTERS

     31.  (a)  For purposes of this Lease:

               (i) "Contamination" as used herein means the uncontained or uncontrolled presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Premises or the office/warehouse development of which the Premises is a part as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

               (ii) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, concerning protection of human health, safety and environment, all as may be amended from time to time.

               (iii) "Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical pollutant, contaminate or waste as those terms are defined by any applicable Environmental Laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 6901 et seq. ["RCRA"]) and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

          (b) Tenant represents that all its activities on the Premises, the building, and the office/warehouse development of which the Premises is a part during the course of this Lease will be conducted in compliance with Environmental Laws. Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Premises.

          (c) Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept or used in or about the Premises, the building in which the Premises are located, or office/warehouse development of which the Premises is a part without the prior written consent of Landlord, which consent shall not be unreasonably withheld. For purposes of this Section 31, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substance within the Premises could result in a risk of harm to person or property or otherwise negatively affect the value or marketability of the Premises, the building in which the Premises are located or the office/warehouse development of which the Premises is a part.

          (d) Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or its agents, contractors, employees or invitees into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps reasonably necessary to contain such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under, applicable Environmental Laws and (iii) notify and keep Landlord reasonably informed of such release and response.

          (e)  Regardless of any consents granted by landlord pursuant to
Section 31(d) Tenant shall under no circumstances whatsoever (i) cause or permit any activity on the Premises which would cause the Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) discharge Hazardous Substances into the sanitary or storm sewer system serving the office/warehouse development of which the Premises is a part; or (iii) install any underground storage tank or underground piping on or under the Premises.

          (f) Tenant shall and hereby does indemnify Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord (with the exception of those expenses, losses, and liabilities arising from Landlord's own negligence or willful act), by reason of Tenant's improper storage, generation, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) or by reason of Tenant's breach of any of the provisions of this Section 31. Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Laws as a result of Tenant's failure to comply therewith; (ii) any and all costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises, the Building, or the Project; (iii) any and all costs that Landlord may incur in studying, removing disposing or otherwise addressing any Hazardous Substances;
(iv) any and all fines, penalties or other sanctions assessed upon Landlord by reason of Tenant's failure to comply with Environmental Laws; and (v) any and all legal and professional fees and costs incurred by landlord in connection with the foregoing. The indemnity contained herein shall survive the termination or expiration of this Lease.

          (g) Landlord shall have the right, but not obligation, to enter the Premises at reasonable times throughout the Term to audit and inspect the Premises for Tenant's compliance with this Section 31.

CONSUMER PRICE INDEX ("CPI")

     32. For the purposes of this Lease, where applicable, CPI refers to the Consumer Price Index for ALL URBAN CONSUMERS, UNITED STATES, ALL ITEMS, 1982-84=100, as provided by the U.S. Department of Labor, or any index which shall replace the CPI during the term of this Lease.

ATTORNEY'S FEES AND HOMESTEAD

     33. If any rent owing under this Lease is collected by or through any attorney at law, Tenant agrees to pay fifteen percent (15%) thereof as attorney's fees. Tenant waives all homestead rights and exemptions which Tenant may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord all of Tenant's homestead and exemption.

TIME OF ESSENCE

     34.  Time is of the essence of this Lease.

DEFINITIONS

     35. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include the undersigned, its heirs and representatives, assigns and successors, and if this Lease shall be validly assigned or sublet in accordance with the terms hereof, shall include also Tenant assignees or sublessees, as to Premises covered by such assignment or sublease. "Agents," shall include the undersigned, their successors, assigns, heirs and representatives. "Landlord," "Tenant" and "Agents," include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES

     36. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. Certified Mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then Premises shall be Tenant's address for notice purposes. Notices to Landlord and Agents shall be delivered or sent to the addresses hereinafter stated, to wit:

Landlord: Highlands Park Associates   Tenant: Ben-Abraham Technologies, Inc.
          c/o Baker-Dennard Co.               4600-A & B Highlands Parkway
          Plaza Square North                  Smyrna, GA  30082
          Suite 450                           Attn:Dr. Claus Wagner-Bartak
          4360 Chamblee-Dunwoody Road
          Atlanta, Georgia  30341

Procuring Agent: King Industrial       Listing Agent: Colliers, Cauble &
                 Realty, Inc.                           Company
                 1920 Monroe Dr., NE                  1355 Peachtree St., NE
                 Atlanta, GA  30324                   Suite 500
                 Attn:  Bill Johnston                 Atlanta, GA  30309
                                                      ATTN: Henry Sawyer

All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties given in accordance with this
Section 36.

RECORDATION OF LEASE

     37. Under no circumstances shall Tenant or Agents have the right to record this Lease in the real property records of any state or local governmental authority without the express, prior, written consent of Landlord. Landlord and Tenant each agree to execute, upon request of the other, a memorandum of this Lease in recordable form, and the requesting party shall pay the costs and charges for the preparation and recording of the memorandum.

ENTIRE AGREEMENT

     38. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force or effect.

AMENDMENT

     39. This Lease may not be modified, amended or supplemented in any manner except by an agreement in writing, signed by the parties after the date hereof; provided, however, that Agents' signatures shall not be required for any such agreement unless the terms of Section 30 are being modified, amended or supplemented or in effect will be modified, amended or supplemented by a change in Minimum Base Rent other than an increase in accordance with Section 3 of this Lease.

GOVERNING LAW

     40. This Lease shall be governed by and construed in accordance with the laws of the State of Georgia.

AUTHORITY

     41. The persons executing this Lease on behalf of Tenant represent and warrant that this Lease has been duly authorized by Tenant and properly executed and delivered by them on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof.

RULES AND REGULATIONS

     42. Tenant shall comply with and observe all rules and regulations which Landlord may promulgate from time to time in connection with the Premises and the office/warehouse development of which the Premises are a part and of which Tenant has been notified in writing. Tenant agrees to comply with and observe all rules and regulations currently affecting the

Premises as specified on Exhibit A hereto, which Exhibit is incorporated herein and made a part hereof, and as the same may be amended or supplemented from time to time by Landlord. Tenant's failure to keep and observe all rules and regulations as amended or supplemented from time to time by Tenant, shall constitute an Event of Default under Section 20 above.

SPECIAL STIPULATIONS

     43. Any special stipulations are set forth in the attached Exhibit B. In so far as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the date and year first above written.

                                   LANDLORD:

                                   HIGHLANDS PARK ASSOCIATES

                                   By:  Dennard Cobb Properties, Inc.
                                        Managing General Partner

                                        By:  /s/ Don W. Dennard
                                           ------------------------------------
                                             Don W. Dennard
                                             President


                                   TENANT: Ben-Abraham Technologies, Inc.

                                   /s/                                   (SEAL)
                                   --------------------------------------------
                                   By
                                   Chief Operating Officer               (SEAL)
                                   --------------------------------------------
                                   Title:

                                   PROCURING AGENT:  King Industrial
                                   Realty, Inc.

                                   /s/                                   (SEAL)
                                   --------------------------------------------
                                   Vice President

                                   LISTING AGENT:  Colliers Cauble &
                                   Company

                                   /s/                                    (SEAL)
                                   --------------------------------------------

                                   EXHIBIT "A"

                              RULES AND REGULATIONS


     Tenants shall at all times comply with the following rules and regulations:

     (a) Tenants shall load and unload materials, merchandise or other goods only in the areas, and through the entrances, designed for such purposes by Landlord.

     (b) Tenants shall not act in any way so as to obstruct the loading areas of other tenants of the building.

     (c) Tenants shall not store materials, merchandise, or other goods outside of the leased premises.

     (d) Tenants shall not park, or permit to be parked, abandoned vehicles outside of the leased premises.

     (e) With the exception of loading and unloading, Tenants' business functions shall be carried out within the demised premises and not in the yards, parking lots, loading areas, or other common areas of the building.

     (f) Tenants shall keep the area around its loading dock and its garbage containers clean and free of garbage and refuse. The cost of garbage removal shall be borne by the Tenants.

     (g) Tenants shall not penetrate the roof, floor, or exterior walls of the building without first obtaining written consent from the Landlord.

     (h) Tenants shall not use loud speakers, televisions, phonographs, radios or other devises in a manner so as to be heard or seen outside of the leased premises without written consent of the Landlord.

     (i) Tenants shall keep the walkways and entrances immediately adjoining the premises clean and free from snow, ice, dirt and rubbish.

     (j) Tenants shall keep the leased premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     (k) Tenants shall not use the plumbing facilities for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenants.

     (l) Tenants shall not burn any materials of any kind in or about the leased premises or the surrounding areas, except in the premises in accordance with Tenant's laboratory use.

     (m) Tenants shall not make noises, cause disturbances, or create odors which are offensive to other tenants of the building.

     (n) Tenants shall not park buses, trucks or trailers in any areas designated for automobile parking or in any handicapped parking facilities or areas reserved for handicapped access.

     (o) Tenants shall place no signs upon the outside walls, canopies, windows, or roof of the premises or in the yards or driveways of the development except with the written consent of Landlord. Any and all signs placed on the premises by Tenants shall be installed and maintained in compliance with all governmental rules and regulations governing such signs and Tenants shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs and all damage incident to such removal.

     (p) Tenants shall be responsible and pay for extermination of pests and insects in the premises.

                                    EXHIBIT B
               TO LEASE DATED SEPTEMBER 15TH, 1997 BY AND BETWEEN
                         BEN-ABRAHAM TECHNOLOGIES, INC.
                     AND HIGHLANDS PARK ASSOCIATES ("LEASE")
                ________________________________________________
                              SPECIAL STIPULATIONS


     44. DELIVERY OF PREMISES. Landlord shall deliver the Premises to Tenant upon full execution of this Lease for the purpose of beginning the Approved Alterations (below).

     45. APPROVED ALTERATIONS. Prior to January 1, 1998, Tenant, at its cost, shall substantially complete the alterations to the Premises shown on the attached Exhibit D and occupy the Premises for its intended use. Final plans shall be completed by Tenant and subject to approval by Landlord which approval shall not be unreasonably withheld or delayed.

     46. TENANT IDENTIFICATION SIGN. Within 15 days of occupancy of the Premises, Tenant shall install an identification sign, at its cost, on the sign band on the building above the front entrance to the Premises.

     47. OPTION TO RENEW LEASE. Tenant shall have one option to renew this Lease for one additional term of four (4) years provided that: (1) Tenant notifies Landlord of its intent to exercise such option on or before ninety (90) days before the expiration of the Term of the Lease, and (2) An Event of Default in Section 20 is not then in occurrence. The Minimum Base Rental during the option period shall be the market rental for similar business park space in North Metro Atlanta which space shall have an office component of approximately 17%. During the option period all other terms and conditions of the Lease shall remain the same.

     48. PARTIAL SECURITY DEPOSIT REFUND. Upon request by Tenant, at any time after November 1, 1999, Landlord shall return Four Thousand Five Hundred Eighty-Eight and 00/100ths Dollars ($4,588.00) of the Security Deposit to Tenant, provided however that an Event of Default in
          Section 20 is not then in occurrence at the time of the request. If an Event of Default is in occurrence at the time of the request, then Tenant shall have the applicable period to satisfy such Event of Default in order to receive the aforementioned refund.

     49. RESTORATION IMPROVEMENTS. Upon notice of request by Landlord to Tenant at any time prior to thirty (30) days before the expiration of the Term of the Lease, Tenant, at its cost, shall restore (or cause to be restored) the Premises to the condition as described on the attached Exhibit E. Such Restoration Improvements shall be completed prior to the expiration of the Term of the Lease.

                                    EXHIBIT C
               TO LEASE DATED SEPTEMBER 15TH, 1997 BY AND BETWEEN
                         BEN-ABRAHAM TECHNOLOGIES, INC.
                     AND HIGHLANDS PARK ASSOCIATES ("LEASE")
                ________________________________________________
                                    GUARANTY


                     This Exhibit intentionally left blank.

                                    EXHIBIT D
               TO LEASE DATED SEPTEMBER 15TH, 1997 BY AND BETWEEN
                         BEN-ABRAHAM TECHNOLOGIES, INC.
                     AND HIGHLANDS PARK ASSOCIATES ("LEASE")
                ________________________________________________
                              APPROVED ALTERATIONS

                                   EXHIBIT D-1
               TO LEASE DATED SEPTEMBER 15TH, 1997 BY AND BETWEEN
                         BEN-ABRAHAM TECHNOLOGIES, INC.
                     AND HIGHLANDS PARK ASSOCIATES ("LEASE")
                ________________________________________________
                                    SITE PLAN

                                    EXHIBIT E
               TO LEASE DATED SEPTEMBER 15TH, 1997 BY AND BETWEEN
                         BEN-ABRAHAM TECHNOLOGIES, INC.
                     AND HIGHLANDS PARK ASSOCIATES ("LEASE")
                ________________________________________________
                            RESTORATION IMPROVEMENTS


The area shaded in yellow shall remain in its original condition (which was a part of the Approved Alterations), natural wear and tear excepted, subject to the changes as noted below. The balance of the Premises shall be restored to warehouse use, which includes the existing concrete floor, the existing concrete block walls, open ceiling, strip fluorescent lighting, and ceiling hung heater(s). All restoration improvements shall be completed in good and workmanlike manner, in conformity with all applicable laws and regulations and free of any liens and encumbrances.